Exhibit 4(a).2
Any text removed pursuant to the Company’s confidential treatment request has been separately submitted with the U.S. Securities and Exchange Commission and is marked [***] herein.

Amendment 145
to the
Amended and Restated License Agreement
for the Use and Marketing of Programming Materials
dated May 31, 1996 (the “1996 Agreement”)
between
International Business Machines Corporation
and
Dassault Systemes, S.A.

This Amendment (“Amendment”) is entered into by and between International Business Machines Corporation (“IBM”), incorporated under the laws of the State of New York and Dassault Systemes, S.A. (“OWNER”), a French société anonyme.

Whereas, OWNER is the owner of 3D/2D Computer Aided Design/Computer Aided Manufacturing/Computer Aided Engineering/Product Integrated Management software programs marketed under various trademarks.

Whereas, the parties wish to make available additional products from DELMIA and update the royalties for some of the previously licensed products.

Whereas, the parties wish to amend the 1996 Agreement for the purposes of making the changes associated with the foregoing.

Now therefore, the parties agree to the following:

Section C.14 DELMIA Products, is amended to replace the Attachment XXV added by Amendment 138 with the following updated Attachment XXV. This Attachment is the complete listing of all DELMIA Licensed Programs, with changes to the prior version of the Attachment identified per the legend.

Attachment XXV DELMIA Products

PLC Related Royalty (US Dollars)
		Standard	Add-on	Shareable
	Product Name	Config	Product	Product
DELMIA V5 Configurations
1)	DELMIA — DPM Assembly 2
2)	DELMIA — DPM Assembly GT 2
3)	DELMIA — DPM Body In White 2
4)	DELMIA — DPM Body In White GT 2
5)	DELMIA — DPM Body In White XT 2
6)	DELMIA — DPM Process Definition 2
7)	DELMIA — DPM Process Definition GT 2
8)	DELMIA — DPM Powertrain 2
9)	DELMIA — DPM Powertrain GT 2	[****]
10)	DELMIA — DPM Inspection Off-line 2
11)	DELMIA — DPM Inspection Off-line GT 2
12)	DELMIA — DPM ENVISION Assembly 2
13)	DELMIA — DPM Shop Floor 2
14)	DELMIA — Robotics Simulation 2
15)	DELMIA — Robotics Simulation GT 2
16)	DELMIA — Robotics Simulation XT 2
17)	DELMIA — Machine Tool Path Simulation 2
18)	DELMIA — Machine Tool Builder 2
19)	DELMIA — Tolerance Analysis of Deformable Assembly 3
20)	DELMIA — Virtual NC Zip Mill 2

Exhibit 4(a).2
Any text removed pursuant to the Company’s confidential treatment request has been separately submitted with the U.S. Securities and Exchange Commission and is marked [***] herein.

PLC Related Royalty (US Dollars)
		Standard	Add-on	Shareable
	Product Name	Config	Product	Product
DELMIA V5 Products
21)	DELMIA — Human Activity Analysis 2
22)	DELMIA — Human Basic Activities 2			[****]
23)	DELMIA — Human Builder 2
24)	DELMIA — Human Measurements Editor 2
25)	DELMIA — Human Modeling Complete 2
26)	DELMIA — Human Posture Analysis 2
27)	DELMIA — Human Task Simulation 2	[****]
28)	DELMIA — DMU Navigator 2
29)	DELMIA — DMU Optimizer 2
30)	DELMIA — DMU Space Analysis 2
31)	DELMIA — DMU Dimensioning & Tolerance Review 1
32)	DELMIA — 3D Functional Tolerancing & Annotation 2
33)	DELMIA — Device Building 2
34)	DELMIA — Generative Drafting 2
35)	DELMIA — Interactive Drafting 1
36)	DELMIA — IGES Interface 1
37)	DELMIA — Prismatic Machining Preparation Assistant 2
38)	DELMIA — STEP Core Interface 1
39)	DELMIA — Real Time Rendering 2
40)	DELMIA — Robotics OLP 2
41)	DELMIA — RRS 2
42)	DELMIA — DPM Assembly Process Simulation 2
43)	DELMIA — DPM Work Instructions 2
44 )+	DELMIA — Workcell Sequencing 2
45)	DELMIA — Robot Task Definition 2
46 )+	DELMIA — Product Knowledge Template 1
47)	DELMIA — Knowledge Expert 2
48 )+	DELMIA — NC Manufacturing Verification 2
49)	DELMIA — Standard Robot Library 2
50)	DELMIA — Tool Selection Assistant 2
51 )+	DELMIA — Machine Tool Path Simulation 2
52)	DELMIA — MULTICAx I Plug-in
53)	DELMIA — MULTICAx ID Plug-in
54 )+	DELMIA — MULTICAx IGES Plug-in
55)	DELMIA — MULTICAx U Plug-in
56)	DELMIA — MULTICAx P Plug-in
57)	DELMIA — MULTICAx AD Plug-in
58)	DELMIA — MULTICAx SE Plug-in
59)	DELMIA — MULTICAx Solidworks Plug-in
60 )+	DELMIA — MULTICAx STEP Plug-in

Exhibit 4(a).2
Any text removed pursuant to the Company’s confidential treatment request has been separately submitted with the U.S. Securities and Exchange Commission and is marked [***] herein.

PLC Related Royalty (US Dollars)
		Standard	Add-on	Shareable
	Product Name	Config	Product	Product
DELMIA Process Engineer Configurations
61)	DELMIA — PPR Navigator for Manufacturing Hub 13,430
62)	DELMIA — Process & Resource Planner
63)	DELMIA — Process Engineer	[****]
64)	DELMIA — Industrial Engineer

PLC Related Royalty (US Dollars)
		Standard	Add-on	Shareable
	Product Name	Config	Product	Product
DELMIA Process Engineer Products
65)	DELMIA — Product Evaluation
66)	DELMIA — Process & Resource Planning
67)	DELMIA — Standard Time Measurement
68)	DELMIA — Layout Planning			[****]
69)	DELMIA — PPR Loader
70)	DELMIA — JT Files
71)	DELMIA — Workload Balancing
72)	DELMIA — Automatic Line Balancing
73)	DELMIA — DMU Review 1
74)	ORACLE Runtime License		[****]

PLC Related Royalty (US Dollars)
		Standard	Add-on	Shareable
	Product Name	Config	Product	Product
DELMIA D5 Configurations
75)	ENVISION Telerobotics
76)	ENVISION Virtual Environment
77)	ENVISION Virtual Prototyping
78)	ENVISION Virtual Reality
79)	IGRIP
80)	QUEST
81)	QUEST Express
82)	ReView
83)	UltraArc	[****]
84)	UltraGRIP
85)	UltraPaint
86)	UltraSpot
87)	Virtual NC
88)	INSPECT
89)	QUEST Advanced

Exhibit 4(a).2
Any text removed pursuant to the Company’s confidential treatment request has been separately submitted with the U.S. Securities and Exchange Commission and is marked [***] herein.

PLC Related Royalty (US Dollars)
		Standard	Add-on	Shareable
	Product Name	Config	Product	Product
DELMIA D5 Products
90)	Additional Controller Family
91)	Additional Robot
92)	ABB Robot Programming
93)	Arc Welding
94)	Assembly Planner
95)	AXXESS Open Architecture/Virtual Reality		[****]
96)	Cable Simulation
97)	Calibration and Signature
98)	Cell Control Design
99)	Cell Control Monitor
100)	Cell Control Logic Translator — Siemens
101)	CLI Device Building
102)	Custom Macro Encryption
103)	Custom Macro Read
104)	Deburring/Finishing
105)	Dynamics
106)	Ergonomics Analysis
107)	Ergonomics
108)	Human Modeling
109)	Industrial Robot Library
110)	Low Level Telerobotic Interface
111)	Material Removal
112)	Floating License, Dissimilar Platforms
113)	Off Line Programming
114)	OptQUEST
115)	Paint
116)	Parasolid Modeling
117)	QUEST User Manual
118)	QUEST Virtual Reality
119)	Remote Display
120)	Realistic Robot Simulation
121)	Floating License, Similar Platforms
122)	Spot Welding
123)	3D Stereo Vision
124)	Virtual Collaborative Engineering
125)	Virtual NC Machine Building
126)	VRML2x
127)	Zip Mill
128)	Batch IGES Translator
129)	CATIA Direct
130)	DXF Translator
131)	Pro/Engineer Translator
132)	SDRC Translator
133)	Unigraphics Direct Translator
134)	ACIS files to/from Parasolid
135)	ACIS files to Parasolid
136)	CADDS files to/from Parasolid
137)	CADDS files to Parasolid
138)	STEP files to/from Parasolid
139)	Cell Control
140)	SNTWK Upgrade

Exhibit 4(a).2
Any text removed pursuant to the Company’s confidential treatment request has been separately submitted with the U.S. Securities and Exchange Commission and is marked [***] herein.

PLC Related Royalty (US Dollars)
		Standard	Add-on	Shareable
	Product Name	Config	Product	Product
DELMIA SAFEWORK Configurations
141)	SAFEWORK Basic
142)	SAFEWORK Human Builder	[****]
143)	SAFEWORK Humanoid
144)	SAFEWORK Pro

PLC Related Royalty (US Dollars)
		Standard	Add-on	Shareable
	Product Name	Config	Product	Product
DELMIA SAFEWORK Products
145)	Animation
146)	Anthropometry		[****]
147)	Clothing
148)	Collision Detection
149)	Ergonomic Analysis
150)	Posture Analysis
151)	Vision
152)	Virtual Reality
153)	IGES Translator
154)	STEP Translator
155)	STL Translator

Note: Migration paths from D5 products to V5 products are available and will be handled by the special bid process.

+ New products

Blue = Royalty Changes
Red = New Products
Green = Correction for Common Products
Purple = Correction
Black = No Change

Exhibit 4(a).2
Any text removed pursuant to the Company’s confidential treatment request has been separately submitted with the U.S. Securities and Exchange Commission and is marked [***] herein.

_______________

Other than the changes indicated above, it is understood that all other terms of the 1996 Agreement including all Attachments and Exhibits thereto remain in full force and effect.

If any provision of this Amendment or the 1996 Agreement (as amended) shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and such provision shall be deemed to be restated to reflect the original intentions of IBM and OWNER as nearly as possible in accordance with applicable law(s).

The parties agree that any reproduction of this Amendment by reliable means (such as facsimile or photocopy) will be considered an original of this Amendment.

Agreed to: Dassault Systemes, S.A.		Agreed to: International Business Machines Corporation

By:	/s/ Thibault de Tersant	By:	/s/ R. A. Arco
Authorized Signature		Authorized Signature
Name:	Thibault de Tersant	Name:	R. A. Arco

Title:	EVP & Chief Financial Officer	Title:	Manager, PLM Product Mgmt. & Support

Date:	July 6, 2004	Date:	August 2, 2004